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                                                                   EXHIBIT 10.42

                     BRADLEES, INC. 1999 STOCK OPTION PLAN


SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
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     The name of the plan is the Bradlees, Inc. 1999 Stock Option Plan (the
"Plan"). The purpose of the Plan is to encourage and enable the officers, employees and other key persons of Bradlees, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Administrator" is defined in Section 2(a).

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Compensation Committee" shall have the meaning referred to in Section 2.

     "Elliott" shall have the meaning given in the Company's Plan of Reorganization (as defined below).

     "Effective Date" shall mean the date on which the Company emerges from Chapter 11 bankruptcy.

     "Fair Market Value" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported; or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, then clause (i) shall not apply and the Fair Market Value on any date shall be the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported; and
(iii) if the Stock is not publicly traded on a securities exchange or traded in the over-the-counter market or, if traded or quoted, there are no transactions or quotations within the last ten trading days or trading has been halted for extraordinary reasons, the Fair Market Value on any given date shall be determined in good faith by the
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Compensation Committee with reference to the rules and principles of valuation set forth in Section 20.2031-2 of the Treasury Regulations.

     "Gabriel" shall have the meaning given in the Company's Plan of Reorganization (as defined below).

     "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

     "Non-Qualified Stock Option" means any Stock Option that is not designated and qualified as an Incentive Stock Option as defined in Section 422 of the Code.

     "Option" or "Stock Option" means any non-qualified option to purchase shares of Stock granted pursuant to Section 5.

     "Plan of Reorganization" shall mean the Joint Plan of Reorganization of Bradlees Stores, Inc. and Affiliates Under Chapter 11 of the Bankruptcy Code, as confirmed by the United States Bankruptcy Court on November 18, 1998.

     "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

     "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT
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           PARTICIPANTS AND DETERMINE OPTION GRANTS.
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     (a)   Committee.  The Plan shall be administered by the Compensation
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Committee of the Board, except as contemplated by Section 2(c), which shall include not less than two Independent Directors (the "Administrator").

     (b)   Powers of Administrator.  The Administrator shall have the power and
           -----------------------
authority to grant Options consistent with the terms of the Plan, including the power and authority:

           (i) to determine the time or times of grant, and the extent, if any, of Options granted to any one or more participants;

           (ii) to determine the number of shares of Stock to be covered by any Option;

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          (iii)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Options, which terms and conditions may differ among individual Option grants and participants, and to approve the form of written instruments evidencing the Options;

          (iv) to accelerate at any time the exercisability or vesting of all or any portion of any Option granted;

          (v) subject to the provisions of Section 5(b)(ii), to extend at any time the period in which Options may be exercised;

          (vi) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Option grant (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

     (c)  Delegation of Authority to Grant Options.  The Administrator, in its
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discretion, may delegate to the Chief Executive Officer of the Company all or
part of the Administrator's authority and duties with respect to the granting of Options, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of
Section 162(m) of the Code. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
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     (a)  Stock Issuable.  The maximum number of shares of Stock reserved and
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available for issuance under the Plan shall be 1,000,000 shares.  For purposes of this limitation, the shares of Stock underlying any Options which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any Options granted; provided, however, that Options with respect to no more than 500,000 shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

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     (b) Changes in Stock.  If, as a result of any reorganization,
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recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Options that can be granted to any one individual participant, (iii) the number of shares subject to any then outstanding Options under the Plan, and (iv) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

     The Administrator may also adjust the number of shares subject to outstanding Options and the exercise price and the terms of outstanding Options to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan.

     (c) Mergers and Other Transactions.  In the case of and subject to the
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consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, (iv) the sale of all of the Stock of the Company to an unrelated person or entity or (v) any other transaction in which the owners of the Company's outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity after the transaction (in each case, a "Covered Transaction"), all Options that are not exercisable shall become fully exercisable except as the Administrator may otherwise specify with respect to particular Option grants. Upon the consummation of the Covered Transaction, the Plan and all outstanding Options granted hereunder shall terminate, unless provision is made in connection with the Covered Transaction for the assumption of Options heretofore granted, or the substitution of such Options with new Options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above.
In the event of such termination, each optionee shall be permitted, within a specified period of time determined by the Administrator prior to consummation of the Covered Transaction, to exercise all outstanding Options held by such optionee, including those that are not then exercisable, subject to the consummation of the Covered Transaction.

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     (d)    Substitute Options. The Administrator may grant Options under the
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Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Options granted under the Plan shall not count against the share limitation set forth in
Section 3(a).

SECTION 4.  ELIGIBILITY
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     Participants in the Plan will be such full or part-time officers, other employees and key persons (including prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.  STOCK OPTIONS
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     (a)    Options Granted. Any Options granted under the Plan shall be in such
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form as the Administrator may from time to time approve. Stock Options granted under the Plan shall be Non-Qualified Stock Options.

     (b)    Options Granted to Employees and Key Persons.  Options granted under
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the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Options may be granted in lieu of cash compensation at the participant's election, subject to such terms and conditions as the Administrator may establish.

            (i)  Exercise Price.  The exercise price per share for the Stock
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     covered by an Option granted pursuant to this Section 5(b) shall be determined by the Administrator at the time of grant; provided, however, that pursuant to and in accordance with the Company's Plan of Reorganization, the initial grant of Options to purchase 750,000 shares of Stock ("Initial Options") shall be at an exercise price equal to the lowest ten day rolling average of the closing price of the Stock within the period between 60 and 90 days after the Company emerges from Chapter 11 bankruptcy.

            (ii) Option Term.  The term of each Option shall be fixed by the
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     Administrator, but no Option shall be exercisable more than ten years after the date the Option is granted. Pursuant to and in accordance with the Company's Plan of Reorganization, the Initial Options shall not be exercisable more than five years after the date of grant.

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          (iii)  Exercisability; Rights of a Stockholder.  Options shall become
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     exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of an Option and not as to unexercised Options.

          (iv)   Method of Exercise.  Options may be exercised in whole or in
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     part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option agreement:

                 (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

                 (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

                 (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

                 (D) By the optionee delivering to the Company a promissory note, but only if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note.

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the

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     number of shares of Stock transferred to the optionee upon the exercise of the Option shall be net of the number of shares attested to.

     (c)    Non-transferability of Options. No Option shall be transferable by
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the optionee otherwise than by will or by the laws of descent and distribution and all Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option agreement regarding a given Option that the optionee may transfer his Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6.  TAX WITHHOLDING
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     (a)    Payment by Participant. Each participant shall, no later than the
            ----------------------
date as of which the value of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company's obligation to deliver stock certificates to any participant is subject to and conditioned on tax obligations being satisfied by the participant.

     (b)    Payment in Stock.  Subject to approval by the Administrator, a
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participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Options granted a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 7.  TRANSFER, LEAVE OF ABSENCE, ETC.
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     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed

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either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 8.  AMENDMENTS AND TERMINATION
            --------------------------

     The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Options for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Option grant without the holder's consent. Nothing in this Section 8 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 9.  STATUS OF PLAN
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     With respect to the portion of any Option grant that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Option grant. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Options granted hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 10. CHANGE OF CONTROL PROVISIONS
            ----------------------------

     Upon the occurrence of a Change of Control as defined in this Section 10:

     (a) Except as otherwise provided in the applicable Option agreement, each outstanding Option shall automatically become fully exercisable.

     (b) "Change of Control" shall have the meaning defined in each Plan participant's employment agreement to the extent one exists, or if there is no such employment agreement, Change of Control shall mean the occurrence of any one of the following events:

         (i) any "Person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 30 percent or more (or, in the case only of direct purchasers from Gabriel or Elliott of shares of voting securities of the Company owned by Gabriel or Elliott on the effective date of the Plan of Reorganization, 50%) of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors

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     ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

          (ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

          (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50% of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

SECTION 11. GENERAL PROVISIONS
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     (a) No Distribution; Compliance with Legal Requirements.  The Administrator
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may require each person acquiring Stock pursuant to an Option grant to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Option grant until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock as it deems appropriate.

     (b) Delivery of Stock Certificates.  Stock certificates to participants
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under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the

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Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c)    Other Compensation Arrangements; No Employment Rights.  Nothing
            -----------------------------------------------------
contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of options do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

     (d)    Trading Policy Restrictions. Option exercises under the Plan shall
            ---------------------------
be subject to such Company's insider trading policy, as in effect from time to time.

SECTION 12. EFFECTIVE DATE OF PLAN
            ----------------------

     This Plan shall become effective upon the effective date of the Company's Plan of Reorganization, as confirmed by the United States Bankruptcy Court on November 18, 1998.

SECTION 1.  GOVERNING LAW
            -------------

     This Plan and all Options granted and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

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